                                                             OMB APPROVAL
                                                      --------------------------
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                                                      Expires:   August 31, 2004
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                                                      hours per response...14.73

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             CHESTER BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:
        N/A
--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:
        N/A
--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:
        N/A
--------------------------------------------------------------------------------

     5) Total fee paid:
        N/A
--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        N/A
--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:
        N/A
--------------------------------------------------------------------------------

     3) Filing Party:
        N/A
--------------------------------------------------------------------------------

     4) Date Filed:
        N/A
--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                                  March 7, 2003






Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Chester Bancorp, Inc. to be held at the American Legion Hall located at 500
E. Opdyke St., Chester, Illinois, on Friday, April 11, 2003, at 10:00 a.m., local time.

         The Notice of the Annual Meeting of Stockholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation.

         IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING, WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO MAKE SURE YOUR SHARES ARE REPRESENTED, WE URGE YOU TO COMPLETE AND MAIL THE ENCLOSED PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY MAILED A PROXY CARD.

         We look forward to seeing you at the meeting.

                                         Sincerely,




                                         Michael W. Welge
                                         Chairman of the Board, President and
                                         Chief Financial Officer

         CHESTER BANCORP, INC.
                                1112 STATE STREET
                             CHESTER, ILLINOIS 62233
                                 (618) 826-5038


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 11, 2003


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Chester Bancorp, Inc. ("Corporation") will be held at the American Legion Hall located at 500 E. Opdyke St., Chester, Illinois, on Friday, April 11, 2003, at 10:00 a.m., local time, for the following purposes:

         (1)      To elect two directors to serve for three year terms; and

         (2) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

         NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Stockholders of record at the close of business on February 21, 2003 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

         You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           EDWARD K. COLLINS
                                           SECRETARY


Chester, Illinois
March 7, 2003


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT
                                       OF
                              CHESTER BANCORP, INC.
                                1112 STATE STREET
                             CHESTER, ILLINOIS 62233


                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 11, 2003


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Chester Bancorp, Inc. ("Corporation"), the holding company for Chester National Bank and Chester National Bank of Missouri (together the "Banks"), to be used at the Annual Meeting of Stockholders of the Corporation ("Annual Meeting"). The Annual Meeting will be held at the American Legion Hall located at 500 E. Opdyke St., Chester, Illinois on Friday, April 11, 2003, at 10:00 a.m., local time. This Proxy Statement and the enclosed proxy card are being mailed to stockholders on or about March 7, 2003.



                           VOTING AND PROXY PROCEDURE

         Stockholders of record as of the close of business on February 21, 2003 are entitled to one vote for each share of common stock ("Common Stock") of the Corporation then held. As of December 31, 2002, the Corporation had 896,568 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will not be considered shares present and will not be included in determining whether a quorum is present.

         The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below. If a stockholder attends the Annual Meeting, he or she may vote by ballot. If a stockholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted.

         Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

         The two directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote. Stockholders are not permitted to cumulate their votes for the election of directors. With respect to the election of directors, votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Persons and groups who beneficially own in excess of 5% of the Corporation's Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, as of December 31, 2002, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at December 31, 2002. The following table also sets forth, as of December 31, 2002, information as to the shares of Common Stock beneficially owned by each director, by the named executive officers of the Corporation, and by all executive officers and directors of the Corporation as a group.

                                                Number of Shares               Percent of Shares
Name                                         Beneficially Owned (1)(2)             Outstanding
----                                         ------------------                --------------------
DIRECTORS AND BENEFICIAL
OWNERS OF MORE THAN 5%

Chester National Bank Employee Stock Ownership Plan and Trust
     1112 State Street
     Chester, Illinois 62233                         171,294(3)                     19.11%

Michael W. Welge                                     199,128(3)(4)                  21.04%
John R. Beck, M.D.                                    61,359                         6.76%
James C. McDonald                                     29,553                         3.26%
Thomas E. Welch, Jr.                                  15,389(3)                      1.72%
Carl H. Welge                                         17,031                         1.88%

NAMED EXECUTIVE OFFICERS(5)
Edward K. Collins                                     76,717(3)                      8.10%

All Executive Officers and
 Directors as a Group (6 persons)                    399,177                        38.78%


---------------

(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.

(2) Includes the following shares which are not presently owned but could be acquired by such persons within 60 days after December 31, 2002, upon exercise of employee stock options or director non-qualified stock options:
     50,007 shares for each of Mr. M. Welge and Mr. Collins; and 10,911 shares for each of Messrs. Beck, McDonald and C. Welge.

(3) Shares held in accounts under the Corporation's ESOP, as to which the holders have voting power but not investment power, are included as follows: Mr. Collins, 5,482 shares, Mr. M. Welge, 3,015 shares, and Mr. Welch, 1,597 shares.

(4) Includes 93,221 shares over which Mr. M. Welge has sole voting and investment power, 52,885 shares over which Mr. M. Welge has shared investment and voting power, options to acquire 50,007 shares and 3,015 shares held in the ESOP.

(5) Under SEC regulations, the term "named executive officer" is defined to include the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Edward K. Collins was the Corporation's only "named executive officer" for the fiscal year ended December 31, 2002. He is also a director of the Corporation.

                       PROPOSAL I -- ELECTION OF DIRECTORS

         The Corporation's Board of Directors consists of six members and is divided into three classes with three-year staggered terms, with one-third of the directors elected each year. Two directors will be elected at the Annual Meeting to serve for a three year period, or until their respective successors have been elected and qualified. The nominees for election this year are John R. Beck, M.D. and James C. McDonald. The nominees are current members of the Boards of Directors of the Corporation and the Banks.

         It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF MESSRS. BECK AND MCDONALD.

         The following table sets forth certain information regarding the nominees for election at the Annual Meeting, as well as information regarding those directors continuing in office after the Annual Meeting.


                                                              Year First
                                                               Elected                       Term to
    Name                            Age(1)                    Director(2)                    Expire(3)
    ----                            ---                       --------                       ------

                                                  BOARD NOMINEES

John R. Beck, M.D.                    68                        1989                           2006
James C. McDonald                     73                        1990                           2006


                                           DIRECTORS CONTINUING IN OFFICE


Michael W. Welge(4)                   62                        1980                           2005
Edward K. Collins                     58                        1996                           2005

Thomas E. Welch, Jr.                  63                        1990                           2004
Carl H. Welge(4)                      59                        1980                           2004


--------------

(1)  As of December 31, 2002.
(2)  Includes prior service on the Board of Directors of Chester Savings Bank.
(3)  Assuming the individual is re-elected.
(4)  Michael W. Welge and Carl H. Welge are second cousins.

         The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

         Michael W. Welge is Chairman of the Board of Directors, President and Chief Financial Officer. He has responsibility for various management functions, including financial management and investment portfolio management, determination of all employee compensation and employment decisions. Mr. Welge has been employed for the past 41 years at Gilster-Mary Lee Corporation where he currently serves as its Executive Vice President, Secretary and Treasurer. He has been active in civic affairs as a past President of both the Chester Chamber of Commerce and the Chester School Board, an Alderman of the City Council of Chester for 20 years and the President and a director of several local corporations and clubs.

         Edward K. Collins is Secretary, Treasurer and Chief Executive Officer of the Corporation and has been Chief Executive Officer of Chester National Bank since January 1995. He is responsible for Chester National Bank's supervisions and performance of operations and lending. Prior to his employment at Chester National Bank, Mr. Collins was Executive Vice President and Senior Loan Officer of Union Bank of Illinois from August 1991 to December 1994 and was President, Chief Executive Officer and a Director of First National Bank & Trust, Syracuse, Nebraska, from August 1988 to August 1991. Mr. Collins is a member of the Board of Directors of the Chester Chamber of Commerce.

         Carl H. Welge has been employed for 13 years at Gilster-Mary Lee Corporation and currently serves as Accounts Receivable Supervisor. He is a member of the Memorial Hospital Board of Directors and a member of the Friends of Chester Public Library.

         John R. Beck, M.D. is a self-employed physician. He is a member of the Hospital staff of Memorial Hospital, Chester, Illinois, and a director of Home Health Care.

         James C. McDonald retired after being employed for over 40 years at the U.S. Postal Service. He is a Trustee of the Presbyterian Church, Sparta, Illinois, and is a member of the Sparta Building Commission and the Sparta Senior Citizen Board.

         Thomas E. Welch, Jr. was employed as an officer of Chester National Bank since 1990 when Heritage Federal was acquired by Chester National Bank. Mr. Welch retired from employment as the Senior Vice President and Compliance Officer for Chester National Bank and manager of the Sparta branch in March of 2000.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Boards of Directors of the Corporation and the Banks conduct their business through meetings of the Boards and through their committees. During the fiscal year ended December 31, 2002, the Board of Directors of the Corporation held 12 meetings, the Board of Directors of Chester National Bank held 12 meetings, and the Board of Directors of Chester National Bank of Missouri held 12 meetings. No director of the Corporation or the Banks attended fewer than 75% of the total meetings of the Boards and committees on which such person served during this period.

         Each year an Audit Committee is appointed, and consists of at least four directors who are not officers or employees of the Company. The purpose of this Committee is to review financial data of the Company and retain the Company's independent auditor. During the fiscal year ended December 31, 2002, the Audit Committee met 12 times.

         The Executive Committee consists of Directors M. Welge, and Collins, the Secretary and two rotating Directors. The Executive Committee meets weekly, and the committee has full authority of the Board of Directors in order to conduct business in a timely manner. The Executive Committee also functions as the Banks' Loan Committee and Asset Liability Committee. All actions of the Executive Committee are subsequently ratified by the full Board of Directors. The Executive Committee met 52 times during the fiscal year ended December 31, 2002.

         The Board of Directors of the Corporation acts as a nominating committee for selecting the nominees for election as directors. During the fiscal year ended December 31, 2002, the Board of Directors met once in its capacity as nominating committee to select nominees for election at the Annual Meeting.

                             DIRECTORS' COMPENSATION

DIRECTORS' COMPENSATION

         BOARD AND COMMITTEE FEES. Directors received a fee of $800 per month during the year ended December 31, 2002, with no additional fees paid for committee meetings, except for the rotating Directors who serve on the Executive

Committee who receive $50 per meeting attended. Director's fees totaled $61,600 for the year ended December 31, 2002.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE


                                                                        Annual Compensation
                                                       ------------------------------------------------------
Name and                                                                                         Other Annual
Position                                               Year     Salary($)     Bonus($)        Compensation($)(1)
--------                                               ----     ---------     --------        ---------------
Edward K. Collins                                      2002     $ 98,000          --             $    --
Secretary, Treasurer and Chief Executive               2001     $ 84,000          --             $    --
  Officer of the Corporation, Chief Executive          2000     $ 83,500          --             $    --
  Officer and Director of Chester National Bank


(1) Does not include perquisites which, in the aggregate, did not exceed the lesser of $50,000 or 10% of salary and bonus.

EMPLOYMENT AGREEMENTS

         The Corporation and the Banks have entered into a three-year employment agreement with Mr. Collins. Under the agreement, the salary level for Mr. Collins is $98,000, which amount will be paid by Chester National Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On each anniversary of the commencement date of the agreement, the term of the agreement may be extended for an additional year. The current term of the agreement has been extended to January 1, 2006. The agreement is terminable by the Employers at any time or upon the occurrence of certain events specified by federal regulations.

         The employment agreement provides for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. Severance payments also will be provided in connection with a voluntary termination of employment where, subsequent to a change in control, Mr. Collins is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreement as having occurred when, among other things, (a) a person other than the Corporation purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) stockholders of the Corporation approve a merger, consolidation, sale or disposition of all or substantially all of the Corporation's assets, or a plan of partial or complete liquidation.

         The severance payments from the Employers will equal 2.99 times Mr. Collins' average annual compensation during the five-year period preceding the change in control. Such amount will be paid in a lump sum within 10 business days following the termination of employment. Assuming that a change in control had occurred at December 31, 2002, Mr. Collins would be entitled to severance payments of approximately $254,000. Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), states that severance payments that equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

         The agreement restricts Mr. Collins' right to compete against the Employers for a period of one year from the date of termination of the agreement if he voluntarily terminates his employment, except in the event of a change in control. The Board of Directors of the Corporation or the Banks may, from time to time, also extend employment agreements to other senior executive officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The entire Board of Directors of the Corporation acts as the Compensation Committee which determines the compensation for Mr. Collins and the other officers of the Corporation. The Committee met once in 2002.

         Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

REPORT OF THE COMPENSATION COMMITTEE

         Under the rules established by the SEC, the Corporation is required to provide certain data and information in regard to the compensation and benefits provided to the Corporation's Chief Executive Officer and other executives officers of the Corporation. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to the fundamental executive compensation decisions affecting those individuals. Insofar as no separate compensation is currently payable by the Corporation, the Committee, acting on behalf of Chester National Bank, has prepared the following report for inclusion in this proxy statement.

         The Committee's duties are to administer policies that govern executive compensation for the Corporation. The Committee evaluates executive performances, compensation policies and salaries and makes determinations concerning the compensation of each named executive officer and other executive officers. The Committee establishes the compensation levels for the coming year. The executive compensation policy of the Corporation is designed to establish an appropriate relationship between executive pay and the Corporation's annual and long-term performance, long-term growth objectives, and the Corporation's ability to attract and retain qualified executive officers. Although the Committee did not establish executive compensation levels on the basis of whether specific financial goals had been achieved by the Corporation, the Committee considered the overall profitability of the Corporation when making their decisions. The Committee believes that management compensation levels, as a whole, appropriately reflect the application of the Corporation's executive compensation policy and the progress of the Corporation. During the year ended December 31, 2002, the base compensation for Edward K. Collins was $98,000, an increase of $14,000 from the previous year.

REPORT OF THE AUDIT COMMITTEE

         The audit committee is comprised of Messrs. Welch, Beck, McDonald and
C. Welge, four directors who are not officers or employees of the Company. Three of the four are considered independent as that term is defined by NASD listing standards. Mr. Welch is not considered independent because he was formerly an employee of Chester National Bank, however, with respect to Mr. Welch the independence requirement as been waived in accordance with NASD listing standards. The board of directors has adopted a written charter for the audit committee.

         The audit committee reviews our financial reporting process on behalf of the board of directors. In fulfilling its responsibilities, the committee has reviewed and discussed the audited financial statements contained in the 2002 Annual Report on SEC Form 10-K with our management and the independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

         The audit committee discussed with the independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the audit committee has discussed with the independent auditors, the auditors' independence from the Corporation and its management including the matters in the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

         In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Corporation's Annual Report on SEC Form 10-K for the year ended December 31, 2002, for filing with the Securities Exchange Commission.

Audit Fees

         As of February 1, 2003, the aggregate fees billed for professional services rendered for the audit of the Corporation's annual financial statements for the 2002 fiscal year were $26,350, and additional fees for such audit are expected to be approximately $22,400. Audit fees include the entire amount of the audit fees associated with the year-end audit, whether or not they have been billed, and also includes fees related to review of press releases, 10-Q's, the Annual Report and Form 10-K, including proofing the printer's copy. All procedures performed in connection with the year-end audit are performed by individuals who are full-time, permanent employees of McGladrey & Pullen, LLP or RSM McGladrey, Inc.

All Other Fees.

         The aggregate fees billed for professional services rendered for by the Corporation's principal accountants for services other than the audit of the Corporation's annual financial statements and the review of the Corporation's Forms 10-Q were $9,353 for the fiscal year ending December 31, 2002. The audit committee has determined that the provision of these services is compatible with the maintaining the principal accountant's independence. There were no fees paid for Financial Information Systems Design and Implementation.

PERFORMANCE GRAPH

         Set forth hereunder is a performance graph comparing (a) the total return of the Corporation's common stock for the five (5) year period beginning January 1, 1997 through December 31, 2002, (b) the cumulative total return on stocks included in the Russell 2000 Index over such period, and (c) the cumulative total return on stocks included in the SNL Bank - less than $250M - Asset-Size Index. The cumulative total return on the Corporation's common stock was computed assuming the reinvestment of cash dividends.


                                  [LINE CHART]





                                                                      PERIOD ENDING
                                         -------------------------------------------------------------------------
INDEX                                       12/31/97    12/31/98    12/31/99    12/31/00    12/31/01     12/31/02
------------------------------------------------------------------------------------------------------------------
Chester Bancorp, Inc.                         100.00       95.58       96.39       99.28      113.76       150.17

Russell 2000                                  100.00       97.45      118.17      114.60      117.45        93.39

SNL less than $250M Bank Index                100.00       95.06       83.47       82.64      103.04       126.62


                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT


         Section 16(a) of the Exchange Act requires the Corporation's executive officers and directors, and persons who own more than 10% of any registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers and directors are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms it has received and written representations provided to the Corporation by the above referenced persons, the Corporation believes that, during the 2002 fiscal year, all filing requirements applicable to its reporting officers and directors were properly and timely complied with.


                          TRANSACTIONS WITH MANAGEMENT

         Current law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and does not involve more than the normal risk of repayment or present other unfavorable features. The Banks are prohibited from making any new loans or extensions of credit to the Banks' executive officers and directors at different rates or terms than those offered to the general public, and has adopted a policy to this effect. The aggregate amount of loans by the Banks to its executive officers and directors was $435,241 at December 31, 2002.


                                    AUDITORS

         McGladrey and Pullen, LLP was the auditor for the fiscal year ending December 31, 2002. The Board of Directors, upon recommendation of the Audit Committee, has appointed McGladrey & Pullen, LLP, independent public accountants, to serve as the Corporation's auditors for the fiscal year ending December 31, 2003. A representative of McGladrey & Pullen, LLP will not be present at the meeting.


                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.


                                  MISCELLANEOUS

         The cost of solicitation of proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telecopier or telephone without additional compensation.

         The Corporation's 2002 Annual Report to Stockholders, including consolidated financial statements, has been mailed to all stockholders of record as of the close of business on February 15, 2003. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporation. The Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

         A COPY OF THE CORPORATION'S FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD AS OF FEBRUARY 21, 2002, UPON WRITTEN REQUEST TO MICHAEL
W. WELGE, PRESIDENT, CHESTER BANCORP, INC., 1112 STATE STREET, CHESTER, ILLINOIS 62233.


                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the Corporation's annual meeting to be held in April 2004 must be received by the Corporation no later than October 1, 2003 to be considered for inclusion in the proxy solicitation materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             EDWARD K. COLLINS
                                             SECRETARY

Chester, Illinois
March 7, 2003

                                 REVOCABLE PROXY
                              CHESTER BANCORP, INC.



/X/
      PLEASE MARK VOTES
      AS IN THIS EXAMPLE
                                                                                                               For All     With-
      ANNUAL MEETING OF STOCKHOLDERS                                                                   For      Except     hold
               APRIL 11, 2003                                 1.  The election as directors of the     / /        / /       / /

                                                               / /
                                                                   nominees listed (except as marked
                                                                   to the contrary below):
     The undersigned hereby appoints the official
Proxy Committee of the Board of Directors of                            JOHN R. BECK, M.D.               JAMES C. MCDONALD
Chester Bancorp, Inc. ("Corporation") with full
powers of substitution to act as attorneys and                INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
proxies for the undersigned, to vote all shares               NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN
of Common Stock of the Corporation which                      THE SPACE PROVIDED BELOW.
the undersigned is entitled to vote at the Annual             _____________________________________________________________
Meeting of Stockholders, to be held at the American
Legion Hall, 500 E. Opdyke St., Chester, Illinois
on Friday, April 11, 2003 at 10:00 a.m., local time,
and at any and all adjournment thereof, as follows:
                                                              2.  In their discretion, upon such other matters as may properly come before the meeting.



THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO                         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
INSTRUCTIONS ARE SPECIFIED THIS PROXY WILL BE VOTED
FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS
PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY
THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE
PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER
BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS
PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD
OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY
PERSONS AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO
SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS
INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

Please be sure to sign and             Date
 date this Proxy in the box below.



    Stockholder sign above ________________ Co-holder
                   (if any) sign above




    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                              CHESTER BANCORP, INC.


    Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

    The above signed acknowledges receipt from the Corporation prior to the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting, dated March 7, 2003 and the Annual Report to Stockholders.

    Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

            PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY
                    IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.